                                                                    EXHIBIT 10.1

American Residential Eagle Bond Trust 1999-1                 Contact: Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1          Norwest Bank Minnesota, N.A.
                                                             Securities Administration Services
Record Date: 29-Feb-2000                                     7485 New Horizon Way
Distribution Date: 27-Mar-2000                               Frederick, MD 21703
                                                             Telephone: (301) 846-8130
                                                             Facsimile: (301) 846-8152


                     Certificateholder Distribution Summary

======================================================================================
                          Certificate    Certificate      Beginning
                             Class       Pass-Through    Certificate        Interest
   Class        CUSIP     Description        Rate          Balance        Distribution
======================================================================================
     A        02926NAA4       SEQ           6.22875%    189,567,364.98    1,016,772.18
  INV_CERT    ARE991INV       SUB           0.00000%      5,316,432.67      118,886.80
======================================================================================
Totals                                                  194,883,797.65    1,135,658.98
======================================================================================


======================================================================================
                               Current       Ending                         Cumulative
               Principal      Realized     Certificate         Total         Realized
   Class      Distribution      Loss         Balance        Distribution      Losses
======================================================================================
     A        5,383,692.98      0.00      184,183,672.00    6,400,465.16       0.00
  INV_CERT            0.00      0.00        5,316,432.67      118,886.80       0.00
======================================================================================
Totals        5,383,692.98      0.00      189,500,104.67    6,519,351.96       0.00
======================================================================================


All distributions required by the Pooling and Servicing Agreement have been calculated by the Certificate Administrator on behalf of the Trustee

American Residential Eagle Bond Trust 1999-1                 Contact: Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1          Norwest Bank Minnesota, N.A.
                                                             Securities Administration Services
Record Date: 29-Feb-2000                                     7485 New Horizon Way
Distribution Date: 27-Mar-2000                               Frederick, MD 21703
                                                             Telephone: (301) 846-8130
                                                             Facsimile: (301) 846-8152


                        Principal Distribution Statement


===========================================================================================
                                   Beginning       Scheduled       Unscheduled
                  Original        Certificate       Principal       Principal
   Class        Face Amount         Balance       Distribution    Distribution    Accretion
===========================================================================================
     A         229,000,000.01    89,567,364.98        0.00        5,383,692.98      0.00
 INV_CERT        7,285,896.30     5,316,432.67        0.00                0.00      0.00
===========================================================================================
  Totals       236,285,896.30   194,883,797.65        0.00        5,383,692.98      0.00
===========================================================================================


==============================================================================================
                                                 Ending           Ending
               Realized    Total Principal     Certificate      Certificate    Total Principal
   Class        Loss(1)       Reduction          Balance        Percentage      Distribution
==============================================================================================
     A           0.00       5,383,692.98      184,183,672.00    0.80429551      5,383,692.98
 INV_CERT        0.00               0.00        5,316,432.67    0.72968822              0.00
==============================================================================================
  Totals         0.00       5,383,692.98      189,500,104.67    0.80199499      5,383,692.98
==============================================================================================

(1) Amount Does Not Include Excess Special Hazard, Bankruptcy, Or Fraud Losses Unless Otherwise Disclosed. Please Refer To The Prospectus Supplement For A Full Description.

American Residential Eagle Bond Trust 1999-1                 Contact: Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1          Norwest Bank Minnesota, N.A.
                                                             Securities Administration Services
Record Date: 29-Feb-2000                                     7485 New Horizon Way
Distribution Date: 27-Mar-2000                               Frederick, MD 21703
                                                             Telephone: (301) 846-8130
                                                             Facsimile: (301) 846-8152


                    Principal Distribution Factors Statement


============================================================================================
                                   Beginning       Scheduled      Unscheduled
                Original Face     Certificate      Principal       Principal
 Class(2)           Amount          Balance       Distribution    Distribution    Accretion
============================================================================================
     A          229,000,000.08     27.80508725     0.00000000     23.50957633     0.00000000
 INV_CERT         7,285,896.30    729.68821557     0.00000000      0.00000000     0.00000000
============================================================================================


==============================================================================================
                                                   Ending          Ending
                Realized      Total Principal    Certificate     Certificate   Total Principal
 Class(2)        Loss(3)         Reduction         Balance       Percentage      Distribution
==============================================================================================
     A          0.00000000      23.50957633      804.29551092    0.80429551      23.50957633
 INV_CERT       0.00000000       0.00000000      729.68821557    0.72968822       0.00000000
==============================================================================================


(2)  All Denominations Are Per $1,000.

(3) Amount Does Not Include Excess Special Hazard, Bankruptcy, Or Fraud Losses Unless Otherwise Disclosed. Please Refer To The Prospectus Supplement For A Full Description.

American Residential Eagle Bond Trust 1999-1                 Contact: Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1          Norwest Bank Minnesota, N.A.
                                                             Securities Administration Services
Record Date: 29-Feb-2000                                     7485 New Horizon Way
Distribution Date: 27-Mar-2000                               Frederick, MD 21703
                                                             Telephone: (301) 846-8130
                                                             Facsimile: (301) 846-8152


                         Interest Distribution Statement


======================================================================================================
                                                      Beginning
                                                     Certificate/        Current         Payment of
               Original Face         Current           Notional          Accrued       Unpaid Interest
   Class           Amount        Certificate Rate      Balance           Interest         Shortfall
======================================================================================================
     A         229,000,000.00        6.22875%        189,567,364.98    1,016,772.21         0.00
 INV_CERT        7,285,896.30        0.00000%          5,316,432.67            0.00         0.00
======================================================================================================
Totals         236,285,896.30                                          1,016,772.21         0.00
======================================================================================================


=================================================================================================
                              Non-                                     Remaining       Ending
               Current      Supported                                   Unpaid       Certificate/
               Interest     Interest     Realized    Total Interest    Interest        Notional
   Class       Shortfall    Shortfall    Losses(4)    Distribution     Shortfall       Balance
=================================================================================================
     A           0.00         0.00         0.00       1,016,772.18       0.00       184,183,672.00
 INV_CERT        0.00         0.00         0.00         118,886.80       0.00         5,316,432.67
=================================================================================================
Totals           0.00         0.00         0.00       1,135,658.98       0.00
=================================================================================================

(4) Amount Does Not Include Excess Special Hazard, Bankruptcy, Or Fraud Losses Unless Otherwise Disclosed. Please Refer To The Prospectus Supplement For A Full Description.

American Residential Eagle Bond Trust 1999-1                 Contact: Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1          Norwest Bank Minnesota, N.A.
                                                             Securities Administration Services
Record Date: 29-Feb-2000                                     7485 New Horizon Way
Distribution Date: 27-Mar-2000                               Frederick, MD 21703
                                                             Telephone: (301) 846-8130
                                                             Facsimile: (301) 846-8152


                     Interest Distribution Factors Statement


==================================================================================================
                                                      Beginning                         Payment of
                                                     Certificate/                         Unpaid
               Original Face         Current           Notional      Current Accrued     Interest
 Class(5)          Amount        Certificate Rate      Balance          Interest        Shortfall
==================================================================================================
     A         229,000,000.00        6.22875%        827.80508725      4.44005332       0.00000000
 INV_CERT        7,285,896.30        0.00000%        729.68821557      0.00000000       0.00000000
==================================================================================================


=====================================================================================================
                                Non-                                       Remaining        Ending
                Current      Supported                                       Unpaid      Certificate/
                Interest      Interest      Realized     Total Interest     Interest       Notional
 Class(5)      Shortfall     Shortfall     Losses(6)      Distribution     Shortfall       Balance
=====================================================================================================
     A         0.00000000    0.00000000    0.00000000      4.44005319      0.00000000    804.29551092
 INV_CERT      0.00000000    0.00000000    0.00000000     16.31738843      0.00000000    729.68821557
=====================================================================================================

(5)  All Denominations Are Per $1,000.

(6) Amount Does Not Include Excess Special Hazard, Bankruptcy, Or Fraud Losses Unless Otherwise Disclosed. Please Refer To The Prospectus Supplement For A Full Description.

American Residential Eagle Bond Trust 1999-1                 Contact: Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1          Norwest Bank Minnesota, N.A.
                                                             Securities Administration Services
Record Date: 29-Feb-2000                                     7485 New Horizon Way
Distribution Date: 27-Mar-2000                               Frederick, MD 21703
                                                             Telephone: (301) 846-8130
                                                             Facsimile: (301) 846-8152


                      Certificateholder Component Statement


===============================================================================================================================
                 Component Pass-   Beginning Notional  Ending Notional  Beginning Component  Ending Component  Ending Component
     Class         Through Rate         Balance            Balance            Balance            Balance          Percentage
===============================================================================================================================
      FSA          1,200.00000%        36,333.74          35,301.87            0.00               0.00           80.42954392%
===============================================================================================================================

American Residential Eagle Bond Trust 1999-1                 Contact: Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1          Norwest Bank Minnesota, N.A.
                                                             Securities Administration Services
Record Date: 29-Feb-2000                                     7485 New Horizon Way
Distribution Date: 27-Mar-2000                               Frederick, MD 21703
                                                             Telephone: (301) 846-8130
                                                             Facsimile: (301) 846-8152


                       Certificateholder Account Statement


========================================================================

                               CERTIFICATE ACCOUNT

Beginning Balance                                                   0.00
Deposits
    Payments of Interest and Principal                      6,915,318.41
    Liquidations, Insurance Proceeds, Reserve Funds                 0.00
    Proceeds from Repurchased Loans                                 0.00
    Other Amounts (Servicer Advances)                               0.00
    Realized Losses                                          (232,623.99)
                                                            ------------
Total Deposits                                              6,682,694.42

Withdrawals
    Reimbursement for Servicer Advances                             0.00
    Payment of Service Fee                                    163,342.46
    Payment of Interest and Principal                       6,519,351.96
                                                            ------------
Total Withdrawals (Pool Distribution Amount)                6,682,694.42
                                                            ============

Ending Balance                                                      0.00

========================================================================


========================================================================

                                 OTHER ACCOUNTS

                           Beginning     Current     Current    Ending
      Account Type          Balance    Withdrawals   Deposits   Balance
------------------------------------------------------------------------
Financial Guaranty           0.00         0.00         0.05      0.00

========================================================================


========================================================================

                    PREPAYMENT/CURTAILMENT INTEREST SHORTFALL

Total Prepayment/Curtailment Interest Shortfall                 0.00
Servicing Fee Support                                           0.00
                                                                ----
Non-Supported Prepayment/Curtailment Interest Shortfall         0.00
                                                                ====

========================================================================


========================================================================

                                 SERVICING FEES

Gross Servicing Fee                                        81,201.65
Management Fee                                              1,000.00
FSA Insurance Premium                                      36,333.74
Trustee Fee - Norwest Bank Minnesota N.A.                     812.07
Mortgage Insurance Premium                                 43,995.00
Supported Prepayment/Curtailment Interest Shortfall             0.00
                                                          ----------
Net Servicing Fee                                         163,342.46
                                                          ==========

========================================================================

American Residential Eagle Bond Trust 1999-1                 Contact: Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1          Norwest Bank Minnesota, N.A.
                                                             Securities Administration Services
Record Date: 29-Feb-2000                                     7485 New Horizon Way
Distribution Date: 27-Mar-2000                               Frederick, MD 21703
                                                             Telephone: (301) 846-8130
                                                             Facsimile: (301) 846-8152


================================================================================

           CERTIFICATEHOLDER DELINQUENCY/CREDIT ENHANCEMENT STATEMENT
                               DELINQUENCY STATUS

                                                       Percentage Delinquent
                                                             Based On
                        Current                       -----------------------
                         Number    Unpaid Principal    Number        Unpaid
                        Of Loans       Balance        of Loans      Balance
                        --------   ----------------   ---------    ---------
30 Days                    72        6,646,276.09      4.371585%    3.507268%
60 Days                     7          573,414.15      0.425015%    0.302593%
90+ Days                   38        4,866,359.21      2.307225%    2.567998%
Foreclosure                84        9,208,487.23      5.100182%    4.859357%
REO                        30        3,135,221.99      1.821494%    1.654470%
                          ---       -------------     ---------    ---------
Totals                    231       24,429,758.67     14.025501%   12.891686%


Current Period Realized Loss - Includes Interest Shortfall             0.00
Cumulative Realized Losses - Includes Interest Shortfall         798,993.43
Current Period Class A Insufficient Funds                              0.00
Principal Balance of Contaminated Properties                           0.00
Periodic Advance                                                       0.00

================================================================================



================================================================================================================

               SUBORDINATION LEVEL/CREDIT ENHANCEMENT/CLASS PERCENTAGE AND PREPAYMENT PERCENTAGE

                Original $     Original %       Current $      Current %    Current Class %   Next Prepayment %
                ----------     ----------       ---------      ---------    ---------------   -----------------
Class A        7,285,896.30    3.08350876%    5,316,432.67    2.80550382%      97.194496%         0.000000%

Please Refer to Prospectus Supplement for a Full Description of Loss Exposure.
================================================================================================================

American Residential Eagle Bond Trust 1999-1                 Contact: Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1          Norwest Bank Minnesota, N.A.
                                                             Securities Administration Services
Record Date: 29-Feb-2000                                     7485 New Horizon Way
Distribution Date: 27-Mar-2000                               Frederick, MD 21703
                                                             Telephone: (301) 846-8130
                                                             Facsimile: (301) 846-8152


======================================================================================

                              COLLATERAL STATEMENT

Collateral Description                                       Fixed Mixed & ARM Balloon
Weighted Average Gross Coupon                                                9.434163%
Weighted Average Net Coupon                                                  8.934163%
Weighted Average Pass-Through Rate                                           8.929162%
Weighted Average Maturity (Stepdown Calculation)                                   317

Beginning Scheduled Collateral Loan Count                                        1,690
Number of Loans Paid in Full                                                        43
Ending Scheduled Collateral Loan Count                                           1,647

Beginning Scheduled Collateral Balance                                  194,883,797.65
Ending Scheduled Collateral Balance                                     189,500,104.67
Ending Actual Collateral Balance at 31-Jan-2000                         189,500,104.67
Monthly P&I Constant                                                      1,660,619.84
Class A Optimal Amount                                                    6,436,798.93
Ending Scheduled Balance for Premium Loans                              189,500,104.67

Scheduled Principal                                                         128,481.89
Unscheduled Principal                                                     5,255,211.09

Required Overcollateralized Amount                                        5,316,432.67
Overcollateralized Increase Amount                                                0.00
Overcollateralized Reduction Amount                                               0.00
Specified O/C Amount                                                      5,316,432.67
Overcollateralized Amount                                                 5,316,432.67
Overcollateralized Deficiency Amount                                              0.00
Base Overcollateralization Amount                                         5,316,432.67

Extra Principal Distribution Amount                                               0.00
Excess Cash Amount                                                          352,510.81

======================================================================================
Bankruptcy                                                            36    $4,613,814
Bankruptcies are included in the 30, 60 and 90 day delinquencies
======================================================================================